Exhibit 99.6

Execution Version

AMENDMENT NO. 2

dated as of January 22, 2010

among

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2008-A-F,

ASSURED GUARANTY MUNICIPAL CORP. (f/k/a Financial Security Assurance Inc.),

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

to

the AmeriCredit Automobile Receivables Trust 2008-A-F

Spread Account Agreement, dated as of May 21, 2008

AMENDMENT NO. 2 TO THE SPREAD ACCOUNT AGREEMENT

AMENDMENT NO. 2, dated as of January 22, 2010 (the “Amendment”) by and among AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2008-A-F (“Trust”), ASSURED GUARANTY MUNICIPAL CORP. (f/k/a Financial Security Assurance Inc.) (“AGM”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”) in its capacity as Trustee under the Indenture related to the Spread Account Agreement (as defined below) and as Collateral Agent under the Spread Account Agreement (as defined below).

PRELIMINARY STATEMENT

Reference is made to the Spread Account Agreement dated as of May 21, 2008, among Trust, AGM and Wells Fargo, as amended by Amendment No. 1, dated as of July 24, 2008 (as further amended, modified or supplemented, the “Spread Account Agreement”).

RECITAL

WHEREAS, Trust, AGM, and Wells Fargo (collectively, the “Amending Parties”) have executed the Spread Account Agreement and the Amending Parties desire to amend the Spread Account Agreement in certain respects as provided below.

NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Defined Terms. Unless otherwise defined in this Amendment, capitalized terms used in this Amendment shall have the meaning given such terms in the Spread Account Agreement, as identifiable from the context in which such term is used.

ARTICLE II

AMENDMENTS

SECTION 2.1. Amendments to Section 1.01 of the Spread Account Agreement.

(a) Section 1.01 of the Spread Account Agreement is hereby amended as follows:

(i) The definition of “Floor Amount” shall be deleted in its entirety and replaced with the following:

“‘Floor Amount’ shall mean, with respect to any Determination Date, the greater of (A) $100,000 and (B) the lesser of (i) the Note Balance and (ii) 3.0% of the Original Pool Balance.”

(ii) The definition of “Requisite Amount” shall be deleted in its entirety and replaced with the following:

“‘Requisite Amount’ shall mean, as of any Determination Date, (A) if no Trigger Event and no Insurance Agreement Event of Default shall exist as of such Determination Date, the greater of (i) the lesser of (x) $75,404,997 and (y) 30.0% of the Pool Balance and (ii) the Floor Amount with respect to such Determination Date; (B) if a Trigger Event shall exist as of such Determination Date and no Insurance Agreement Event of Default shall have occurred as of such Determination Date, the greater of (i) the lesser of (x) $75,404,997 and (y) 30.0% of the Pool Balance and (ii) the Floor Amount with respect to such Determination Date; or (C) if an Insurance Agreement Event of Default shall have occurred as of such Determination Date, the Pool Balance; provided, however, that any amount determined in accordance with clause (A), (B) or (C) above shall be reduced by the aggregate amount of any reductions in the amount then considered to be held in the Spread Account that resulted from losses under any GIC (but only to the extent that such aggregate amount has not been recovered and resulted in a corresponding replenishment of the amount then considered to be held in the Spread Account).”

SECTION 2.2. Amendments to Section 3.02 of the Spread Account Agreement.

(a) Section 3.02(h) shall be deleted in its entirety and replaced with the following:

“(h) As of the date of this Amendment, no investment of additional funds deposited to the Spread Account shall be made in any GIC. For the avoidance of doubt, any GIC shall continue to be a Spread Account Eligible Investment for purposes of all amounts invested therein as of the date of this Amendment.”

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effective Date. This Amendment shall become effective on the first date on which each of the following conditions is satisfied (such date, the “Amendment Effective Date”): (i) each of the parties hereto has executed and delivered the Amendment, (ii) the amount on deposit in the Spread Account equals or exceeds $75,404,997 and (iii) prior written notice of the Amendment has been delivered to each Rating Agency.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Ratification. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the Amending Parties under the Spread Account Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Spread Account Agreement, all of which are hereby ratified and affirmed in all respects by each of the Amending Parties and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Spread Account Agreement specifically referred to herein and any references in the Spread Account Agreement to the provisions of the Spread Account Agreement specifically referred to herein shall be to such provisions as amended by this Amendment.

SECTION 4.2. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

SECTION 4.3. GOVERNING LAW. THIS AMENDMENT AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 4.4. Waiver of Notice. Each of the Amending Parties waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment

SECTION 4.5. Headings. The headings of Sections contained in this Amendment are provided for convenience only. They form no part of this Amendment or the Spread Account Agreement and shall not affect the construction or interpretation of this Amendment or the Spread Account Agreement or any provisions hereof or thereof.

SECTION 4.6. Instruction to Owner Trustee. By entering into this Amendment, AGM represents to Wilmington Trust Company, not in its individual capacity, but solely as the Owner Trustee of the Trust, (i) pursuant to the Trust Agreement, that it is the Instructing Party as such term is defined in the Trust Agreement, (ii) no Insurer Default has occurred and is continuing and (iii) the Insurer Termination Date has not occurred, and hereby instructs such Owner Trustee to execute and deliver this Amendment on behalf of the Trust. The above instruction is in accordance with Section 5.3(a) of the Trust Agreement.

SECTION 4.7. Limited Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the

Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Amendment or the other Transaction Documents.

IN WITNESS WHEREOF, the Amending Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2008-A-F

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust

By:
Name:
Title:

ASSURED GUARANTY MUNICIPAL CORP.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION as Collateral Agent

By:
Name:
Title: